UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015 (November 2, 2015)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On November 2, 2015, Coty Inc. (“Coty”) announced that it entered into a definitive agreement to acquire the personal care and beauty business (the “Beauty Business”) of Hypermarcas S.A. (“Hypermarcas”) for approximately $1.0 billion (R$3.8 billion) in cash.

An affiliate of Coty, JAB Cosmetics B.V. (“JAB Cosmetics”), entered into a Shares and Trademarks Sale and Purchase Agreement (the “Purchase Agreement”) with, Hypermarcas, Cosmed Indústria de Cosméticos e Medicamentos S.A., and, as intervening and consenting parties, Novita Distribuição, Armazenamento e Transportes S.A., and Savoy Indústria de Cosméticos S.A., dated as of November 2, 2015, providing for the acquisition of the Beauty Business. Coty and JAB Cosmetics subsequently entered into an Assignment and Transfer Agreement, dated as of November 2, 2015 (the “Assignment Agreement”), pursuant to which JAB Cosmetics assigned all of JAB Cosmetics’ right, title and interest to, and Coty assumed all of JAB Cosmetics’ obligations under, the Purchase Agreement.

In the Purchase Agreement, the parties have made certain representations and warranties and have agreed to certain covenants, including, but not limited to, certain business conduct restrictions with respect to Hypermarcas’ operation of the Beauty Business prior to closing and certain covenants requiring Hypermarcas not to compete with the Beauty Business and not to solicit the Beauty Business’ employees for a period of time following the closing. The Purchase Agreement provides that the parties agree to indemnify each other for losses arising from certain breaches of the Purchase Agreement and for certain other matters. The purchase price is subject to adjustments for net working capital and net indebtedness.

The transaction is expected to be funded with a combination of cash on hand and available debt facilities. The transaction is subject to regulatory clearances and other customary closing conditions and is expected to be closed in two stages by end of March 2016.

On November 2, 2015, Coty issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Agreement (including as an exhibit thereto the Purchase Agreement), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. These forward-looking statements reflect Coty’s current views with respect to the completion of the transaction with Hypermarcas. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our assumptions in evaluating the transaction, difficulties in integrating the Beauty Business into Coty and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements.

Risks and uncertainties relating to the proposed transaction with Hypermarcas include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; economic conditions with respect the markets in which the Beauty Business operates; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of Coty following completion of the proposed transaction; the ability of Coty to achieve synergies or market expansion contemplated by the proposed transaction within the expected time frame; the ability of Coty to promptly and effectively integrate the Beauty

Business into Coty; the effects of the business combination of Coty and the Beauty Business, including Coty’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and other periodic reports Coty has filed and may file with the Securities and Exchange Commission from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, Coty undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
10.1	Assignment and Transfer Agreement, dated as of November 2, 2015, by and between JAB Cosmetics B.V. and Coty Inc., including as an exhibit thereto that certain Shares and Trademarks Sale and Purchase Agreement, dated as of November 2, 2015, by and among JAB Cosmetics B.V., Hypermarcas S.A., Cosmed Indústria de Cosméticos e Medicamentos S.A., and as intervening and consenting parties, Novita Distribuição, Armazenamento e Transportes S.A., and Savoy Indústria de Cosméticos S.A.

99.1	Press Release, dated November 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 3, 2015	By:	/s/ Jules P. Kaufman
Jules P. Kaufman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Assignment and Transfer Agreement, dated as of November 2, 2015, by and between JAB Cosmetics B.V. and Coty Inc., including as an exhibit thereto that certain Shares and Trademarks Sale and Purchase Agreement, dated as of November 2, 2015, by and among JAB Cosmetics B.V., Hypermarcas S.A., Cosmed Indústria de Cosméticos e Medicamentos S.A., and as intervening and consenting parties, Novita Distribuição, Armazenamento e Transportes S.A., and Savoy Indústria de Cosméticos S.A.

99.1	Press Release, dated November 2, 2015